UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 31, 2023
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 31, 2023, the following matters were submitted to the shareholders of the Company:
(1)The following nominees were elected as directors of the Company for terms expiring in the year 2026 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Ryan P. Hicke	98,314,782	3,172,146	105,133
Kathryn M. McCarthy	80,908,599	20,577,502	105,960
There were a total of 5,591,986 broker non-votes for the election of directors.
Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Jonathan A. Brassington, William M. Doran, Carl A. Guarino, Carmen V. Romeo and Alfred P. West, Jr.
(2)A resolution to approve, on an advisory basis, the compensation of named executive officers, was approved by 74.5% of the votes cast based on the votes set forth below:

For	Against	Abstain
75,540,543	25,879,970	171,548
There were a total of 5,591,986 broker non-votes on this matter.
(3)    A resolution to approve, on an advisory basis, the frequency of future advisory shareholder votes on the compensation paid to named executive officers, received the votes set forth below:

One Year	Two Years	Three Years	Abstain
98,871,294	36,703	2,609,594	74,470
There were a total of 5,591,986 broker non-votes on this matter.
(4)    The appointment of KPMG LLP as the independent registered public accountants to examine the Company's consolidated financial statements for 2023 was ratified by 99.1% of the votes cast based on the votes set forth below:

For	Against	Abstain
106,155,582	959,061	69,404

Item 8.01.	Other Events.
On May 31, 2023, the Company issued a press release declaring a regular semi-annual dividend of $0.43 (forty-three cents) per share. The cash dividend will be payable to shareholders of record on June 12, 2023, with a payment date of June 21, 2023.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of SEI Investments Company dated May 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	June 1, 2023	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer